UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 13, 2012

VYSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-53754	20-2027731
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3235 Satellite Blvd., Building 400, Suite 290, Duluth GA	30096
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 965-0383

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 19, 2012, Vystar Corporation (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K disclosing that the Company completed the acquisition of SleepHealth, LLC (“SleepHealth”). Pursuant to the terms of the LLC Ownership Interest Purchase Agreement, the Company became the sole member of SleepHealth.

Item 9.01(a) and (b) of the Current Report on Form 8-K dated September 19, 2012 did not include the historical financial statements of SleepHealth or the unaudited pro forma combined financial information of the Company (collectively, the “Financial Information”), and instead contained an undertaking subsequently to file the Financial Information. This amendment is being filed for the purpose of satisfying the Company's undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the initial report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated balance sheets of SleepHealth and its subsidiaries as of December 31, 2011 and 2010 and the related consolidated statements of operations, changes in member’s equity (deficit) and cash flows for each of the two years ended December 31, 2011 and 2010, the Notes to the Consolidated Financial Statements and the Report of Independent Auditors are filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited interim consolidated balance sheets of SleepHealth and its subsidiaries as of June 30, 2012 and 2011 and the related consolidated statements of operations for the three and six month periods ended June 30, 2012 and 2011 and the consolidated statements of cash flows for the six month period ended June 30, 2012 and 2011 and the notes to the consolidated financial statements.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company and its subsidiaries as of June 30, 2012 and for the year ended December 31, 2011, and for the six month period ended June 30, 2012 giving effect to the acquisition of SleepHealth, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits

99.1	Audited consolidated balance sheets of SleepHealth and its subsidiaries as of December 31, 2011 and 2010 and the related consolidated statements of operations, changes in member’s equity (deficit) and cash flows for each of the two years ended December 31, 2011 and 2010, the Notes to the Consolidated Financial Statements and the Report of Independent Auditors.

The unaudited interim consolidated balance sheets of SleepHealth and its subsidiaries as of June 30, 2012 and 2011 and the related consolidated statements of operations for the three and six month periods ended June 30, 2012 and 2011 and the consolidated statements of cash flows for the six month period ended June 30, 2012 and 2011 and the notes to the consolidated financial statements.

99.2	Unaudited pro forma condensed combined financial statements of the Company and its subsidiaries as of and for the six month period ended June 30, 2012, giving effect to the acquisition of SleepHealth and unaudited condensed combined statement of operations for the year ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYSTAR CORPORATION
December 14, 2012

	By:	/s/ William R. Doyle
William R. Doyle
Chairman, CEO and President